--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                               European Stock Fund
--------------------------------------------------------------------------------
                                 April 30, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
EUROPEAN STOCK FUND
     * European markets rallied early in the six months ended April 30, but slowed after January amid fragile economic growth and war in the Balkans.
     * The euro fell considerably after its January 1 introduction, lowering fund returns for U.S. investors.
     * The fund posted a strong, double-digit return during the six-month period, which contributed to above-average 12-month results.
     * Although holdings in steady-growing companies weakened recently, the portfolio's country exposure helped support good short-term returns.
     * We expect European companies to steadily improve their global com-petitiveness through aggressive cost-cutting and mergers and acquisitions.

================================================================================
FELLOW SHAREHOLDERS
--------------------------------------------------------------------------------
     After struggling through a Russian economic crisis last summer and autumn, many European stock markets recovered nicely in the six months ended April 30. Although weakness in the new euro currency detracted from returns for U.S. shareholders, many core European markets produced double-digit gains in U.S. dollar terms.

================================================================================
PERFORMANCE COMPARISON
----------------------
Periods Ended 4/30/99         6 Months       12 Months
---------------------         --------       ---------
European Stock Fund             10.04%         6.06%
MSCI Europe Index               10.98          5.97
Lipper European Funds Average    8.95         -0.20

================================================================================

     Your fund posted a 10.04% return for the past six months -- slightly behind the MSCI Europe Index but comfortably ahead of the Lipper European Funds Average. These solid results helped the fund achieve a positive 6.06% 12-month gain, exceeding both the index and the Lipper average. Our strategy of purchasing solid companies with steady growth characteristics was an important contributor to this longer-term outperformance despite weakness more recently, as these core holdings generally held up very well during last year's volatile market conditions.

     In the European markets, the last six months can be broken down into two distinct periods. The first was a strong recovery from last October's lows. A combination of factors -- including falling interest rates, improved liquidity, strong U.S. growth, enhanced prospects in the Far East, and anticipation surrounding the launch of the euro -- culminated in a sharp rally, peaking in early January. Since then, however, the market environment has weakened. Recent economic growth throughout Europe has been anemic, and Germany caused significant concern by trying to exert political influence on the European
Central Bank (ECB). These concerns, in addition to worries surrounding the Balkans conflict, have led to a weaker euro and, therefore, flat market performance in U.S. dollar terms.

================================================================================
MARKET PERFORMANCE
------------------
Six Months            Local      Local Currency         U.S.
Ended 4/30/99       Currency     vs. U.S. Dollars       Dollars
-------------       --------     ----------------       -------

Belgium                8.48%           -10.41%           -2.82%
France                24.33            -10.37             11.43
Germany               16.48            -10.41              4.35
Italy                 25.70            -10.49             12.51
Netherlands           26.16            -10.34             13.12
Spain                 15.08            -10.27              3.26
Sweden                29.52             -7.06             20.38
Switzerland           13.74            -11.06              1.16
United Kingdom        21.46             -3.86             16.77

Source: FAME Information Services, Inc.; based on MSCI indices.
================================================================================

     Economic growth continues to be uneven in the major economies of Europe. At the top end, France and Spain are growing 2% to 3% per year, driven by strong domestic demand. Germany and Italy, however, are only growing 1% to 1.5% per year. These nations have suffered particularly from reduced global demand in the manufacturing sector and slow consumer spending. In Germany, the recently elected government lurched from policy blunder to policy blunder, resulting in widespread criticism and unpopularity. The finance minister resigned in March after numerous confrontations: first, over tax policy with domestic companies, who responded by threat ening to relocate their operations; and second, over monetary policy with the ECB, which was keen to establish its independent credentials. His replacement favors a more pragmatic, noninterven-tionist approach, and, as a result, the ECB was able to cut rates by more than expected, from 3% to 2.5% during the period. Despite the recent sharp rise in oil prices, inflationary pressures in Europe have been dampened by high unemployment, increased corporate competition, and now the transparent pricing of the euro.

================================================================================
IMPACT OF THE EURO
================================================================================

     The European Union's new single currency, the euro, began trading on January 1, 1999. In the short term, contrary to popular expectations, the euro has been weak for three main reasons. First, economic growth in Euroland has been lower than forecast, prompting the European Central Bank to cut interest rates. At the same time, the U.S. economy has grown faster than anticipated, and therefore the interest rate differential favored the U.S. dollar. Second, political fighting between the German finance minister and the ECB undermined confidence in the euro. This has now been resolved in favor of the ECB. Third, the Balkans conflict on Europe's doorstep led investors to prefer U.S. dollars, typically considered a "safe haven" investment. These factors led to a fall of 9% in the currency's value.

     In the longer term, the move to a single currency is expected to bring several benefits to Europe's economy and markets, such as currency certainty, low inflation, lower costs, and increased competition, and hence more efficient capital markets. To survive in such an environment, companies must either have the lowest cost base in their industry or a sustainable franchise. Many have examined their competitive positions and how to improve them; the unprecedented amount of mergers and acquisitions in the past six months, particularly among banks, pharmaceuticals, and telecommunication firms, bears testimony to this. In telecoms, Olivetti launched a highly leveraged hostile takeover for TELECOM ITALIA, whose response was to try to merge with DEUTSCHE TELEKOM. Mannesmann snapped up VEBA's fixed line assets in Germany (OtelO), and CABLE & WIRELESS put their U.K. mobile-phone operation up for sale. The acquisition by Britain's Vodafone of Airtouch in the U.S. will provide a powerful global operator of mobile systems.

     The pharmaceutical sector saw a flurry of announcements almost within a week of one another. Sweden's ASTRA merged with Britain's Zeneca, SANOFI and Synthelabo in France will unite, while HOECHST and Rhone-Poulenc want to create a new drug company called Aventis. The banking sector has been particularly active, but within national boundaries for now. The merger of BANCO SANTANDER and BCH in Spain started the ball rolling; this was followed by hostile bids in Italy for BCI by Unicredito and BANCA DI ROMA by SAN PAOLO IMI. The French banking sector has been rocked by a hostile bid from BNP for both Paribas and SOCIETE GENERALE, upsetting a previously agreed-on merger. The fund has benefited from this activity.

================================================================================
MARKET AND PORTFOLIO REVIEW
================================================================================

     In general, the stable growth companies that performed so well for the fund last period produced a slight drag on fund performance during this most recent six months. Fortunately, the positive impact of our country weightings helped support solid returns. Our underweighted position in Germany worked well as that market performed relatively poorly, while our overweighted position in the Netherlands was also helpful.

     Across Europe, cyclical sectors performed best as investors began to anticipate a recovery in global economic growth. For example, according to MSCI industry indexes, metals companies rose 30% to 40% on average, forestry products 24%, and oils 24% in dollar terms. A pickup in underlying demand for technology products also helped the electronics sector rise strongly. The performance of telecoms was good overall, but the sector was held back after January by high valuations. The banking sector advanced as it recovered from fears of a global liquidity crisis and emerging market debt problems, and as buoyant financial markets generated large trading and commission income. By comparison, conservative, steady-growing companies suffered in this environment: business services, food, and health care companies all declined.

================================================================================
Industry Diversification
================================================================================
                                 Percent of Net Assets
                                  10/31/98   4/30/99
                                  --------   -------
Services                           28.7%      30.6%
Finance                            21.1       24.3
Consumer Goods                     23.7       21.5
Energy                             10.6       10.4
Capital Equipment                   6.9        8.4
Materials                           2.9        2.7
Multi-industry                      2.0        0.8
Reserves                            4.1        1.3

Total                             100.0%     100.0%
================================================================================

     The U.K. was a star performer among the major European countries, and your fund benefited from a 28% position there. Fears that the domestic economy was heading into recession were eased by successive cuts in interest rates from 7% to 5.25% by the Bank of England. There was also growing evidence that consumer demand had picked up once again. Better fundamentals together with strong liquidity and low valuations by European standards led to attractive market performance.

     SHELL benefited from the rise in the price of oil from $10 to $16 per barrel, as well as an increasing internal focus on improving returns and capital allocation. NATIONAL WESTMINISTER BANK announced good final results with a 34% rebound in profits from 1997 and return on equity above 17%. Management is attacking the company's cost base and returning excess capital to shareholders via share buybacks. KINGFISHER was an excellent performer following its agreed upon deal with Castorama to establish Europe's largest do-it-yourself home retailer (also called DIY). As fears of a U.K. recession increased, investors also liked the company's focus on offering the customer value for money. In April, it announced a merger with ASDA to create the U.K.'s largest retailer, with opportunities to cross-sell products, benefit from purchasing synergies, and establish a platform to compete internationally.

     [Geographic   Diversification  pie  chart  showing;   United  Kingdom  28%;
Netherlands 14%; France 14%; Switzerland 9%; Germany 9%; Italy 8%; Sweden 5%; Other and Reserves 13%.

     The NETHERLANDS, in which we have a 14% stake, was also a good performer. Our addition to stocks such as PHILIPS and ASM LITHOGRAPHY proved timely, as they zoomed up along with a global recovery in demand for technology products. Orders improved, as did prices, and profit estimates were revised up significantly for 1999. Steady growth stocks with high valuations, such as WOLTERS KLUWER, suffered as investors switched their attention to more cyclical areas of the market.

     The market in France rose in line with Europe's overall gains. There was much merger and acquisition activity, including the hostile bid by BNP in the banking sector (discussed in the previous section). Vivendi announced an $8 billion acquisition of US Filter as it saw good growth opportunities in the U.S. water sector. Pinault Printemps intervened in the hostile bid by LVMH for Gucci by buying a 40% stake in the latter. We raised our holding in Carrefour -- the stock had been downgraded for its emerging market exposure but, in our view, still retains good long-term growth potential. We had a 14% position in France.

     Although our 9% weighting in Germany was lower than the index's, our holdings were disappointing and hurt relative performance. Rumors surfaced that banking concern Bayerische Hypo-Und Vereinsbank would have additional trouble with its property-lending operations in Germany. These statements were categorically refuted by the bank, and it remains committed to reaching established return targets and implementing a cost-cutting program. SAP suffered from a profit warning in the wake of a slump in Japanese and Russian orders last year, as well as fears that corporations would reduce their Y2K spending in 1999. GEHE, the pharmaceutical wholesaler and retailer, has fallen out of favor with investors despite good revenue and profit growth across its European markets. Deutsche Telekom was the top performer in the market after receiving a boost from a favorable regulatory ruling.

     The SWISS market, where we have 9% of net assets, suffered from weakness among established, steady-growing companies, such as NESTLE and NOVARTIS. Both posted results that were below expectations. ROCHE'S earnings, however, did not disappoint. In fact, the company announced good news when the FDA approved its potential blockbuster antiobesity drug.

     ITALY was a hive of activity as hostile bids were launched for Telecom Italia (by Olivetti) and Gucci (by LVMH). At the moment, the outcome of both remains very uncertain. We have an 8% stake in Italy.

=============================

After three years of
excellent equity returns,
Europe has taken a breather.

=============================

     Among the nations in which we have smaller positions, SPAIN struggled due to its close links with Latin America and lack of cyclical industry. The surprise news in January that Santander and BCH were to merge to become one of the 10 largest companies in Europe proved extremely positive for their respective share prices. The companies expect profits at the combined entity to grow by 25% this year and next, and to reach a return on equity of 18% to 20% by eliminating many duplicated costs.

     SWEDEN was a strong performer in Europe. Astra's merger with Zeneca in the U.K. was well received. The combination now has the scale to compete with the largest companies in research and development as well as maximize the selling potential of the U.S. sales force. New compounds and significant cost-cutting should also help offset revenue losses when the patent on top-selling drug Losec expires in 2001. The significant rise in ELECTROLUX was driven by a successful program to improve operating margins, as well as a low valuation and a buoyant U.S. consumer market for household appliances.

     Finally, Russia experienced a dramatic rally from last summer's turmoil. Although we retained only a very small holding in the energy sector, its gains had a positive impact on performance.

================================================================================
OUTLOOK
================================================================================

     After three years of excellent equity returns, Europe has taken a breather. The economy is weaker than anticipated but the recent cut in interest rates and fall in the value of the euro should ensure some improvement in growth. However, the need for further supply side reform remains. Many nations in Europe need to lower taxes, deregulate labor practices, and reduce the obligations of the state. The recent birth of the euro will intensify the pressure for these changes.

     We expect the wave of mergers and acquisitions sweeping Europe to gather momentum as companies strive to improve their competitive positions. The past six months have seen a sharp acceleration of corporate activity by European companies, both within Europe and overseas. An increasing amount of cross-border activity within Europe is likely to take place as the advantages of a single market are realized. In such an environment, we remain committed to favoring companies that can grow their earnings as a result of their long-term sustainable business models and stringent cost controls.

Respectfully submitted,

/s/

Martin G. Wade
President
May 21, 1999


================================================================================

T. Rowe Price European Stock Fund
---------------------------------
Portfolio Highlights
--------------------
TWENTY-FIVE LARGEST HOLDINGS
                                                      Percent of
                                                      Net Assets
                                                         4/30/99
---------------------------------------------------------------------
  National Westminster Bank, United Kingdom                  4.1%
---------------------------------------------------------------------
  Wolters Kluwer, Netherlands                                2.6
---------------------------------------------------------------------
  INGGroep, Netherlands                                      2.5
---------------------------------------------------------------------
  Kingfisher, United Kingdom                                 2.4
---------------------------------------------------------------------
  Nestle, Switzerland                                        2.4
---------------------------------------------------------------------
  Shell Transport & Trading, United Kingdom                  2.3
---------------------------------------------------------------------
  Diageo, United Kingdom                                     2.2
---------------------------------------------------------------------
  Telecom Italia, Italy                                      2.2
---------------------------------------------------------------------
  Glaxo Wellcome, United Kingdom                             2.2
---------------------------------------------------------------------
  SmithKline Beecham, United Kingdom                         2.1
---------------------------------------------------------------------
  Novartis, Switzerland                                      1.7
---------------------------------------------------------------------
  Nokia, Finland                                             1.7
---------------------------------------------------------------------
  Roche Holdings, Switzerland                                1.6
---------------------------------------------------------------------
  UBS, Switzerland                                           1.5
---------------------------------------------------------------------
  Fortis, Netherlands                                        1.5
---------------------------------------------------------------------
  Mannesmann, Germany                                        1.4
---------------------------------------------------------------------
  Total, France                                              1.4
---------------------------------------------------------------------
  Reed International, United Kingdom                         1.4
---------------------------------------------------------------------
  Cable & Wireless, United Kingdom                           1.4

---------------------------------------------------------------------
  Hennes and Mauritz, Sweden                                 1.3
---------------------------------------------------------------------
  Vivendi, France                                            1.3
---------------------------------------------------------------------
  Pinault Printemps Redoute, France                          1.3
---------------------------------------------------------------------
  AstraZeneca Group, Sweden                                  1.3
---------------------------------------------------------------------
  Telecom Italia Mobile, Italy                               1.2
---------------------------------------------------------------------
  Telefonica de Espana, Spain                                1.2
---------------------------------------------------------------------
  Total                                                     46.2%

================================================================================

T. Rowe Price European Stock Fund
---------------------------------
Performance Comparison
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC Chart shown here]

Average Annual Compound Total Return
------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                Since  Inception
Periods Ended 4/30/99        1 Year    3 Years    5 Years   Inception       Date
---------------------        ------    -------    -------   ---------       ----
European Stock Fund           6.06%     19.90%     18.05%      12.59%    2/28/90

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price European Stock Fund
---------------------------------
Unaudited
For a share outstanding throughout each period
Financial Highlights
--------------------
                        6 Months      Year
                           Ended     Ended
                         4/30/99  10/31/98  10/31/97  10/31/96 10/31/95 10/31/94
NET ASSET VALUE
Beginning of period     $  22.38  $  19.84  $  16.93  $  14.35  $ 12.72 $ 11.37
--------------------------------------------------------------------------------
Investment activities
  Net investment income     0.06      0.28      0.25      0.25     0.20    0.14
  Net realized and
  unrealized gain (loss)    2.03      3.52      3.12      2.79     1.60    1.26
--------------------------------------------------------------------------------
  Total from
  investment activities     2.09      3.80      3.37      3.04     1.80    1.40
--------------------------------------------------------------------------------
Distributions
  Net investment income    (0.28)    (0.25)    (0.26)    (0.21)   (0.12)  (0.04)
  Net realized gain        (2.18)    (1.01)    (0.20)    (0.25)   (0.05)  (0.01)
--------------------------------------------------------------------------------
  Total distributions      (2.46)    (1.26)    (0.46)    (0.46)   (0.17)  (0.05)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period           $  22.01  $  22.38  $  19.84  $  16.93  $ 14.35 $ 12.72
Ratios/Supplemental=Data========================================================
Total return*             10.04%     20.12%    20.30%    21.76%   14.41%  12.35%
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets      1.05%+    1.05%     1.06%     1.12%    1.20%   1.25%
--------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                 0.55%+    1.39%     1.41%     1.81%    1.75%   1.19%
--------------------------------------------------------------------------------
Portfolio turnover rate   20.8%+     26.8%     17.5%     14.1%    17.2%   24.5%
--------------------------------------------------------------------------------
Net assets, end of
period (in millions)     $ 1,507  $  1,412  $    984  $    705  $   491  $  337
--------------------------------------------------------------------------------
     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     +    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price European Stock Fund
---------------------------------
Unaudited
April 30, 1999

    Portfolio of Investments

      Shares          Value

In thousands


BELGIUM  2.1%

Common Stocks  2.1%
Dexia (EUR) *                                       18,994   $       2,921
----------------------------------------------------------------------------
Fortis B (EUR)                                     277,829           9,319
----------------------------------------------------------------------------
KBC Bancassurance Holding (EUR)                    228,050          14,142
----------------------------------------------------------------------------
Societe Europeenne des Satellites
     (Class A) (EUR) *                               8,000           1,224
----------------------------------------------------------------------------
UCB (EUR) *                                        101,870           4,735
----------------------------------------------------------------------------
Total Belgium (Cost $18,444)                                        32,341
----------------------------------------------------------------------------


CZECH=REPUBLIC==0.0%========================================================

Common Stocks  0.0%
SPT Telecom *                                       11,040             160
----------------------------------------------------------------------------
Total Czech Republic (Cost $137)                                       160
----------------------------------------------------------------------------


DENMARK==0.5%===============================================================

Common Stocks  0.5%
Den Danske Bank                                     29,130           3,354
----------------------------------------------------------------------------
Tele Danmark (Class B)                              26,500           2,731
----------------------------------------------------------------------------
Unidanmark (Class A)                                32,380           2,223
----------------------------------------------------------------------------
Total Denmark (Cost $5,607)                                          8,308
----------------------------------------------------------------------------

FINLAND==1.7%===============================================================

Common Stocks  1.7%
Nokia (Class A) (EUR)                              323,020          24,944
----------------------------------------------------------------------------
Total Finland (Cost $4,955)                                         24,944
----------------------------------------------------------------------------


FRANCE==14.0%===============================================================

Common Stocks  14.0%
AXA (EUR)                                          109,758          14,169
----------------------------------------------------------------------------
Accor (EUR)                                          6,556           1,728
----------------------------------------------------------------------------
Alcatel Alsthom (EUR)                               58,078           7,129
----------------------------------------------------------------------------
Altran Technologies (EUR)                           16,632           3,953
----------------------------------------------------------------------------
Carbone Lorraine (EUR)                             117,280           6,405
----------------------------------------------------------------------------
Carrefour (EUR)                                     12,680          10,046
----------------------------------------------------------------------------
Cie de St. Gobain (EUR)                             57,319           9,840
----------------------------------------------------------------------------
Credit Commercial de France (EUR)                   65,744   $       6,945
----------------------------------------------------------------------------
Danone (EUR)                                        37,615          10,053
----------------------------------------------------------------------------
Dexia France (EUR)                                  23,420           3,278
----------------------------------------------------------------------------
Dexia France, Bearer (EUR)                          16,099           2,253
----------------------------------------------------------------------------
Elf Aquitaine (EUR)                                 58,900           9,147
----------------------------------------------------------------------------
L'Oreal (EUR)                                        6,312           4,041
----------------------------------------------------------------------------
Lafarge (EUR)                                       22,776           2,214
----------------------------------------------------------------------------
Lapeyre (EUR)                                       15,300           1,164
----------------------------------------------------------------------------
Legrand (EUR)                                       13,100           3,128
----------------------------------------------------------------------------
Pathe (EUR)                                          2,547             640

----------------------------------------------------------------------------
Pinault Printemps Redoute (EUR)                    120,190          19,934
----------------------------------------------------------------------------
Sanofi (EUR)                                        87,154          13,654
----------------------------------------------------------------------------
Schneider (EUR)                                    198,501          12,949
----------------------------------------------------------------------------
Societe Generale (EUR)                              36,992           6,620
----------------------------------------------------------------------------
Sodexho Alliance (EUR)                              62,258          10,214
----------------------------------------------------------------------------
Television Francaise (EUR)                          50,940           9,955
----------------------------------------------------------------------------
Total (Class B) (EUR)                              154,964          21,216
----------------------------------------------------------------------------
Vivendi (EUR)                                       85,395          19,946
----------------------------------------------------------------------------
Total France (Cost $157,038)                                       210,621
----------------------------------------------------------------------------


GERMANY==8.7%===============================================================

Common Stocks  8.1%
Allianz (EUR)                                       30,830           9,820
----------------------------------------------------------------------------
Bayer (EUR)                                        178,202           7,568
----------------------------------------------------------------------------
Bayerische Hypo-Und Vereinsbank (EUR)              221,298          14,424
----------------------------------------------------------------------------
Buderus (EUR)                                        1,150             390
----------------------------------------------------------------------------
Deutsche Bank (EUR)                                167,845           9,752
----------------------------------------------------------------------------
Deutsche Bank, New (EUR)                            18,649           1,044
----------------------------------------------------------------------------
Deutsche Telekom (EUR)                             215,123           8,477
----------------------------------------------------------------------------
Dresdner Bank (EUR)                                195,344           8,420
----------------------------------------------------------------------------
Gehe (EUR)                                         238,723          10,970
----------------------------------------------------------------------------
Hoechst (EUR)                                       58,510           2,772
----------------------------------------------------------------------------
Hornbach Baumarkt (EUR)                             14,003             355
----------------------------------------------------------------------------
Mannesmann (EUR)                                   163,570          21,530

----------------------------------------------------------------------------
Rhoen Klinikum (EUR)                                31,261           3,137
----------------------------------------------------------------------------
SAP (EUR)                                           27,630           8,844
----------------------------------------------------------------------------
Siemens (EUR)                                       47,952           3,546
----------------------------------------------------------------------------
Sixt (EUR)                                          21,010   $       1,520
----------------------------------------------------------------------------
Veba (EUR)                                         121,503           6,662
----------------------------------------------------------------------------
Volkswagen (EUR)                                    42,110           2,985
----------------------------------------------------------------------------
                                                                   122,216
----------------------------------------------------------------------------
Preferred Stocks  0.6%
Fielmann (EUR)                                      28,660           1,120
----------------------------------------------------------------------------
Fresenius (EUR)                                     13,210           2,303
----------------------------------------------------------------------------
SAP (EUR)                                           12,680           4,755
----------------------------------------------------------------------------
                                                                     8,178
----------------------------------------------------------------------------
Total Germany (Cost $109,339)                                      130,394
----------------------------------------------------------------------------


GREECE==0.4%================================================================

Common Stocks  0.4%
Alpha Credit Bank                                    7,520             537
----------------------------------------------------------------------------
Ergo Bank                                           13,286           1,160
----------------------------------------------------------------------------
Hellenic Telecommunication                          93,808           2,176
----------------------------------------------------------------------------
Panafon Hellenic Telecom                            86,970           2,317
----------------------------------------------------------------------------
Total Greece (Cost $4,290)                                           6,190
----------------------------------------------------------------------------


HUNGARY==0.0%===============================================================

Common Stocks  0.0%
EGIS                                                 7,048             143
----------------------------------------------------------------------------
Total Hungary (Cost $362)                                              143
----------------------------------------------------------------------------

IRELAND==0.2%===============================================================

Common Stocks  0.2%
CBT Group ADR (USD) *                              131,589           2,040
----------------------------------------------------------------------------
Irish Permanent (EUR)                               23,668             343
----------------------------------------------------------------------------
Total Ireland (Cost $4,536)                                          2,383
----------------------------------------------------------------------------


ITALY==8.1%=================================================================

Common Stocks  8.1%
Assicurazioni Generali (EUR)                       221,880           8,637
----------------------------------------------------------------------------
Banca Commerciale Italiana (EUR)                   467,000           3,843
----------------------------------------------------------------------------
Banca di Roma (EUR)                              2,005,000           3,304
----------------------------------------------------------------------------
Banca Popolare di Brescia (EUR)                     83,000           2,854
----------------------------------------------------------------------------
Credito Italiano (EUR)                           2,590,231   $      13,134
----------------------------------------------------------------------------
ENI (EUR)                                        2,061,376          13,567
----------------------------------------------------------------------------
Gucci Group (USD)                                   66,103           4,987
----------------------------------------------------------------------------
Istituto Nazionale delle Assicurazioni (EUR)     2,345,000           6,193
----------------------------------------------------------------------------
Italgas (EUR)                                      754,943           3,358
----------------------------------------------------------------------------
Mediolanum (EUR)                                   410,000           2,707
----------------------------------------------------------------------------
Sao Paolo IMI (EUR)                                547,844           8,218
----------------------------------------------------------------------------
Telecom Italia (EUR)                             3,150,080          33,510
----------------------------------------------------------------------------
Telecom Italia Mobile (EUR)                      2,933,435          17,478
----------------------------------------------------------------------------
Total Italy (Cost $88,276)                                         121,790
----------------------------------------------------------------------------

NETHERLANDS==14.1%==========================================================

Common Stocks  14.1%
ABN Amro (EUR)                                     401,662           9,568
----------------------------------------------------------------------------
ASM Lithography (EUR)                              172,160           7,257
----------------------------------------------------------------------------
Ahold (EUR)                                        338,313          12,562
----------------------------------------------------------------------------
Ahrend (EUR)                                        20,218             393
----------------------------------------------------------------------------
Akzo Nobel (EUR)                                    64,968           2,934
----------------------------------------------------------------------------
CSM (EUR)                                          158,613           8,478
----------------------------------------------------------------------------
Elsevier (EUR)                                     868,081          12,976
----------------------------------------------------------------------------
Equant (EUR)                                        98,720           8,958
----------------------------------------------------------------------------
Fortis Nl (EUR)                                    378,750          13,484
----------------------------------------------------------------------------
Getronics (EUR)                                     19,360             795
----------------------------------------------------------------------------
ING Groep (EUR)                                    605,435          37,288
----------------------------------------------------------------------------
KPN (EUR)                                           70,257           2,932
----------------------------------------------------------------------------
Numico (EUR)                                        74,610           2,806
----------------------------------------------------------------------------
Philips Electronics (EUR)                          150,940          12,995
----------------------------------------------------------------------------
Royal Dutch Petroleum (EUR)                        267,486          15,570
----------------------------------------------------------------------------
STMicroelectronics (EUR) *                          44,660           4,652
----------------------------------------------------------------------------
TNT Post Groep (EUR)                                41,078           1,107
----------------------------------------------------------------------------
Unilever (EUR)                                     161,010          11,022
----------------------------------------------------------------------------
United Pan-Europe Communications (EUR)             154,522           7,990
----------------------------------------------------------------------------
Wolters Kluwer (EUR)                               881,960          38,386
----------------------------------------------------------------------------
Total Netherlands (Cost $159,265)                                  212,153
----------------------------------------------------------------------------

NORWAY==1.6%================================================================

Common Stocks  1.6%
Bergesen (Class A)                                  38,320   $         574
----------------------------------------------------------------------------
Merkantildata                                       95,000             949
----------------------------------------------------------------------------
Norsk Hydro                                        219,096           9,804
----------------------------------------------------------------------------
Orkla (Class A)                                    680,326          11,410
----------------------------------------------------------------------------
Saga Petroleum                                      64,670             716
----------------------------------------------------------------------------
Tomra Systems                                       19,800             786
----------------------------------------------------------------------------
Total Norway (Cost $24,883)                                         24,239
----------------------------------------------------------------------------


PORTUGAL==0.5%==============================================================

Common Stocks  0.5%
Jeronimo Martins (EUR)                             187,420           6,167
----------------------------------------------------------------------------
Jeronimo Martins , New (EUR)                        62,473           2,056
----------------------------------------------------------------------------
Total Portugal (Cost $4,577)                                         8,223
----------------------------------------------------------------------------


RUSSIA==0.1%================================================================

Common Stocks  0.1%
Lukoil (USD)                                        13,576             126
----------------------------------------------------------------------------
Lukoil ADR (USD)                                     8,001             302
----------------------------------------------------------------------------
Rao Gazprom ADS (USD) *                             85,479             908
----------------------------------------------------------------------------
Total Russia (Cost $1,922)                                           1,336
----------------------------------------------------------------------------

SPAIN==4.2%=================================================================

Common Stocks and Rights  4.2%
Argentaria Banca de Espana (EUR)                   226,554           5,328
----------------------------------------------------------------------------
Azkoyen (EUR)                                       13,750             382
----------------------------------------------------------------------------
Banco Bilbao Vizcaya (EUR)                         263,640           3,944
----------------------------------------------------------------------------
Banco Popular Espanol (EUR)                         34,945           2,473
----------------------------------------------------------------------------
Banco Santander (EUR)                              556,233          12,081
----------------------------------------------------------------------------
Empresa Nacional de Electricidad (EUR)             263,446           5,856
----------------------------------------------------------------------------
Gas Natural (EUR)                                   45,671           3,688
----------------------------------------------------------------------------
Iberdrola (EUR)                                    554,275           7,758
----------------------------------------------------------------------------
Prosegur Seguridad (EUR)                            32,500             376
----------------------------------------------------------------------------
Repsol (EUR)                                       268,557           4,369
----------------------------------------------------------------------------
Telefonica de Espana (EUR)                         370,683   $      17,367
----------------------------------------------------------------------------
Telefonica, Rights, 5/20/99 (EUR) *                375,183             349
----------------------------------------------------------------------------
Total Spain (Cost $41,488)                                          63,971
----------------------------------------------------------------------------


SWEDEN==5.4%================================================================

Common Stocks  5.4%
ABB (Class A)                                      307,690           4,285
----------------------------------------------------------------------------
Assa-Abloy (Class B)                                32,172           1,403
----------------------------------------------------------------------------
AstraZeneca Group ADR                              504,368          19,668
----------------------------------------------------------------------------
Atlas Copco (Class B)                              198,790           5,231
----------------------------------------------------------------------------
Electrolux (Class B)                               526,780          10,677
----------------------------------------------------------------------------
Esselte (Class B)                                   36,976             576
----------------------------------------------------------------------------

Granges                                             30,544             518
----------------------------------------------------------------------------
Hennes and Mauritz (Class B)                       233,910          20,155
----------------------------------------------------------------------------
Nordbanken Holding                               1,913,405          12,020
----------------------------------------------------------------------------
Sandvik (Class B)                                  194,990           4,403
----------------------------------------------------------------------------
Securitas (Class B)                                132,164           1,958
----------------------------------------------------------------------------
Total Sweden (Cost $50,597)                                         80,894
----------------------------------------------------------------------------


SWITZERLAND==9.4%===========================================================

Common Stocks  9.4%
ABB                                                  5,385           7,853
----------------------------------------------------------------------------
Adecco                                              26,304          13,258
----------------------------------------------------------------------------
Credit Suisse Group                                 47,055           9,330
----------------------------------------------------------------------------
Nestle                                              19,375          35,849
----------------------------------------------------------------------------
Novartis                                            17,228          25,215
----------------------------------------------------------------------------
Roche Holdings                                       2,068          24,317
----------------------------------------------------------------------------
Swatch Group                                           325             232
----------------------------------------------------------------------------
Swisscom *                                           6,812           2,500
----------------------------------------------------------------------------
UBS                                                 67,594          22,949
----------------------------------------------------------------------------
Valora Holdings                                      1,070             250
----------------------------------------------------------------------------
Total Switzerland (Cost $117,646)                                  141,753
----------------------------------------------------------------------------


UNITED=KINGDOM==27.7%=======================================================

Common Stocks  27.7%
Abbey National                                     626,080   $      14,108
----------------------------------------------------------------------------
Asda Group                                       2,071,430           6,881
----------------------------------------------------------------------------

Ashtead Group                                      142,999             523
----------------------------------------------------------------------------
BG                                                 541,176           3,047
----------------------------------------------------------------------------
British Petroleum                                  497,000           9,426
----------------------------------------------------------------------------
Cable & Wireless                                 1,458,110          20,900
----------------------------------------------------------------------------
Cadbury Schweppes                                1,024,753          13,666
----------------------------------------------------------------------------
Caradon                                          1,103,223           2,804
----------------------------------------------------------------------------
Centrica *                                         492,600           1,001
----------------------------------------------------------------------------
Compass Group                                    1,250,000          12,729
----------------------------------------------------------------------------
David S. Smith                                     593,416           1,279
----------------------------------------------------------------------------
Diageo                                           2,918,997          33,622
----------------------------------------------------------------------------
EMAP                                                79,000           1,661
----------------------------------------------------------------------------
Electrocomponents                                  599,000           5,107
----------------------------------------------------------------------------
GKN                                                256,000           4,370
----------------------------------------------------------------------------
Glaxo Wellcome                                   1,126,540          33,346
----------------------------------------------------------------------------
John Laing (Class A)                               302,152           1,551
----------------------------------------------------------------------------
Kingfisher                                       2,427,462          36,321
----------------------------------------------------------------------------
Ladbroke Group                                     820,250           3,942
----------------------------------------------------------------------------
National Westminster Bank                        2,560,328          61,288
----------------------------------------------------------------------------
Rank Group                                         620,625           2,581
----------------------------------------------------------------------------
Reed International                               2,312,880          21,059
----------------------------------------------------------------------------
Rio Tinto                                          505,848           8,821
----------------------------------------------------------------------------
Rolls Royce                                        469,761           2,178
----------------------------------------------------------------------------
Safeway                                          1,071,000           4,462
----------------------------------------------------------------------------
Select Appointment                                  52,600             670
----------------------------------------------------------------------------

Serco Group                                        117,500           2,609
----------------------------------------------------------------------------
Shell Transport & Trading                        4,619,000          34,701
----------------------------------------------------------------------------
SmithKline Beecham                               2,442,160          32,215
----------------------------------------------------------------------------
Tesco                                            2,742,500           8,151
----------------------------------------------------------------------------
Tomkins                                          2,902,426          12,420
----------------------------------------------------------------------------
Unilever                                           629,000           5,606
----------------------------------------------------------------------------
United News & Media                              1,157,390          14,076
----------------------------------------------------------------------------
Total United Kingdom (Cost $302,089)                               417,121
----------------------------------------------------------------------------


SHORT-TERM=INVESTMENTS==0.9%================================================

Money Market Funds  0.9%
Reserve Investment Fund, 5.01% #                13,182,747   $      13,183
----------------------------------------------------------------------------
Total Short-Term Investments (Cost $13,183)                         13,183

=Total=Investments=in=Securities============================================
 99.6% of Net Assets (Cost $1,108,634)                       $   1,500,147

 Other Assets Less Liabilities                                       6,770

 NET ASSETS                                                  $   1,506,917

     *  Non-income producing
     #  Seven-day yield
   ADR  American depository receipt
   ADS  American depository share
   EUR  European Currency Unit
   USD  U.S. dollar

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price European Stock Fund
---------------------------------
Unaudited
April 30, 1999

Statement of Assets and Liabilities
-----------------------------------
In thousands

Assets
------

Investments in securities, at value (cost $1,108,634)          $  1,500,147
Securities lending collateral                                       436,414
Other assets                                                         14,737
Total assets                                                      1,951,298
Liabilities
Obligation to return securities lending collateral                  436,414
Other liabilities                                                     7,967
Total liabilities                                                   444,381

NET ASSETS                                                     $  1,506,917

Net Assets Consist of:
Accumulated net investment income - net of distributions       $      4,117

Accumulated net realized gain/loss - net of distributions            49,765

Net unrealized gain (loss)                                          391,462

Paid-in-capital applicable to 68,472,094 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                1,061,573
NET ASSETS                                                     $  1,506,917
NET ASSET VALUE PER SHARE                                      $      22.01


The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price European Stock Fund
---------------------------------
Unaudited
STATEMENT OF OPERATIONS
In thousands
                                                        6 Months
                                                           Ended
                                                         4/30/99
Investment=Income==================================================
Income
 Dividend (net of foreign taxes of $1,506)          $     10,534
 Interest                                                  1,445
-------------------------------------------------------------------
 Total income                                             11,979
-------------------------------------------------------------------
Expenses
 Investment management                                     6,147
 Shareholder servicing                                     1,234
 Custody and accounting                                      277
 Prospectus and shareholder reports                          109
 Registration                                                 57
 Legal and audit                                              11
 Directors                                                     4
 Miscellaneous                                                 3
-------------------------------------------------------------------
 Total expenses                                            7,842
-------------------------------------------------------------------
Net investment income                                      4,137
-------------------------------------------------------------------
Realized=and=Unrealized=Gain=(Loss)
Net realized gain (loss)
 Securities                                               58,540
 Futures                                                   1,149
 Foreign currency transactions                              (384)
-------------------------------------------------------------------
 Net realized gain (loss)                                 59,305
-------------------------------------------------------------------
Change in net unrealized gain or loss
 Securities                                               75,242
 Other assets and liabilities
 denominated in foreign currencies                          (142)
-------------------------------------------------------------------
 Change in net unrealized gain or loss                    75,100
-------------------------------------------------------------------
Net realized and unrealized gain (loss)                  134,405
-------------------------------------------------------------------

INCREASE (DECREASE) IN NET
===================================================================
ASSETS FROM OPERATIONS                              $    138,542
===================================================================

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price European Stock Fund
---------------------------------
Unaudited
Statement of Changes in Net Assets
----------------------------------
In thousands
                                                        6 Months           Year
                                                          Ended          Ended
                                                        4/30/99       10/31/98
==Increase=(Decrease)=in=Net=Assets============================================
  Operations
   Net investment income                             $    4,137    $    17,744
   Net realized gain (loss)                              59,305        132,809
   Change in net unrealized gain or loss                 75,100         33,315
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations    138,542        183,868
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                (17,725)       (12,319)
   Net realized gain                                   (138,004)       (49,758)
-------------------------------------------------------------------------------
   Decrease in net assets from distributions           (155,729)       (62,077)
-------------------------------------------------------------------------------

  Capital share transactions*
   Shares sold                                          324,721        852,885
   Distributions reinvested                             149,017         59,319
   Shares redeemed                                     (361,642)      (606,070)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                   112,096        306,134
-------------------------------------------------------------------------------

==Net=Assets
  Increase (decrease) during period                      94,909        427,925
  Beginning of period                                 1,412,008        984,083
-------------------------------------------------------------------------------

===============================================================================
  End of period                                      $1,506,917    $ 1,412,008
===============================================================================

*Share information
   Shares sold                                           14,829         38,105
   Distributions reinvested                               7,202          3,056
   Shares redeemed                                      (16,639)       (27,678)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding              5,392         13,483

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price European Stock Fund
---------------------------------
Unaudited
April 30, 1999

Notes to Financial Statements

================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The European Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on February 28, 1990.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily, uninvested cash balances at the custodian are used to reduce the fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 1999, the value of loaned securities was $423,472,000; aggregate collateral consisted of $436,414,000 in the securities lending collateral pool and U.S. government securities valued at $11,127,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $152,169,000 and $153,717,000, respectively, for the six months ended April 30, 1999.

================================================================================
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,108,634,000. Net unrealized gain aggregated $391,513,000 at period-end, of which $411,957,000 related to appreciated investments and $20,444,000 to depreciated investments.

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,017,000 was payable at April 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement
Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $995,000 for the six months ended April 30, 1999, of which $220,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 0.9% of the outstanding shares of the fund at April 30, 1999. For the six months then ended, the fund was allocated $46,000 of Spectrum expenses, $23,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1999, totaled $942,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $17,134,000 with certain affiliates of the manager and paid commissions of $29,000 related thereto.

================================================================================

T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

         KNOWLEDGEABLE SERVICE REPRESENTATIVES
         -------------------------------------

         By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

         In Person  Available in T. Rowe Price Investor Centers.

         ACCOUNT SERVICES
         ----------------

         Checking Available on most fixed income funds ($500 minimum).

         Automatic Investing From your bank account or paycheck.

         Automatic Withdrawal  Scheduled, automatic redemptions.

         Distribution   Options  Reinvest  all,  some,  or  none  of  your
         distributions.

         Automated 24-Hour Services  Including Tele*Access(R) and the
         T. Rowe Price Web site on the Internet. Address:
         www.troweprice.com


         BROKERAGE SERVICES*
         -------------------

         Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

         INVESTMENT INFORMATION
         ----------------------

         Combined Statement  Overview of all your accounts with T. Rowe Price.

         Shareholder Reports Fund managers' reviews of their strategies and results.

         T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

         Performance Update Quarterly review of all T. Rowe Price fund results.

         Insights   Educational  reports  on  investment   strategies  and
         financial markets.

         Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International
         Investing, Personal

         Strategy Planner, Retirees Financial Guide, and Retirement Planning
         Kit.

================================================================================
T. Rowe Price Mutual Funds
--------------------------

STOCK FUNDS
----------------------------------------

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth

Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------------------------------------

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond

New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond


----------------------------------------

International/Global
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS +
----------------------------------------

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
----------------------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
----------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

**   Formerly named Florida Insured Intermediate Tax-Free.

***  Formerly named Tax-Free Insured Intermediate Bond.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================
T. Rowe Price Retirement Plans and Resources

Retirement Plans and Resources

     We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

Traditional IRA
Roth IRA
Rollover IRA

SEP-IRA
SIMPLE IRA

Profit Sharing
Money Purchase Pension

"Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
401(k)
403(b)
457 Deferred Compensation

RETIREMENT RESOURCES AT T. ROWE PRICE

Planning and Informational Guides
  Minimum Required Distributions Guide
  Retirement Planning Kit
  Retirees Financial Guide
  Tax Considerations for Investors

Investment Kits
  The IRA Investing Kit
  Roth IRA Conversion Kit
  Rollover IRA Kit

  The T. Rowe Price SIMPLE IRA Plan Kit
  The T. Rowe Price SEP-IRA Plan
  The Simplified Keogh PlanRegistration Mark From
  T. Rowe Price

  The T. Rowe Price 401(k) Century PlanRegistration Mark (for small businesses)
  Money Purchase Pension/Profit Sharing Plan Kit

  Investing for Retirement in Your 403(b) Account
  The T. Rowe Price No-Load Variable Annuity Information Kit

Insights Reports

  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  The Roth IRA: A Review

Software Packages

     T. Rowe Price Retirement Planning AnalyzerTM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.

     T. Rowe Price Variable Annuity Analyzer(TM) CD-ROM or diskette, free. To order, please call 1-800-469-5304.

     Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

IRAs AND QUALIFIED PLANS

================================================================================
T. Rowe Price Insights Reports
------------------------------
The Fundamentals of Investing
-----------------------------
     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

INSIGHTS REPORTS
----------------
General Information
-------------------
  The ABCs of Giving
  ------------------
  Back to Basics: The ABCs of Investing
  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  Getting Started: Investing With Mutual Funds
  The Roth IRA: A Review
  Tax Information for Mutual Fund Investors

Investment Strategies
---------------------
  Conservative Stock Investing
  Dollar Cost Averaging
  Equity Index Investing
  Growth Stock Investing
  Investing for Higher Yield

  Managing Risk Through Diversification
  The Power of Compounding
  Value Investing

Types of Securities
-------------------
  The Basics of International Stock Investing The Basics of Tax-Free Investing The Fundamentals of Fixed Income Investing Global Bond Investing Investing in Common Stocks Investing in Emerging Growth Stocks Investing in Financial Services Stocks Investing in Health Care Stocks Investing in High-Yield Municipal Bonds Investing in Money Market Securities Investing in Mortgage-Backed Securities Investing in Natural Resource Stocks Investing in Science and Technology Stocks Investing in Small-Company Stocks Understanding Derivatives Understanding High-Yield "Junk" Bonds

Brokerage Insights
------------------
  Combining Individual Securities With Mutual Funds
  Getting Started: An Introduction to Individual Securities
  What You Should Know About Bonds
  What You Should Know About Margin and Short-Selling
  What You Should Know About Options
  What You Should Know About Stocks

     T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

================================================================================

FOR YIELD, PRICE, LAST
TRANSACTION, CURRENT BALANCE,
OR TO CONDUCT TRANSACTIONS, 24
HOURS, 7 DAYS A WEEK, CALL
TELE*ACCESS [REGISTRATION
MARK:] 1-800-638-2587 toll
free

FOR ASSISTANCE WITH YOUR
EXISTING FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT OR
OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates 100
East Pratt Street Baltimore,
Maryland 21202 This report is
authorized for distribution
only to shareholders and to
others who have received a
copy of the prospectus
appropriate to the fund or
funds covered in this report.

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(OPENS MID-JUNE)

T. Rowe Price Investment Services, Inc., Distributor.          F79-051  4/30/99